UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2011
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 6, 2011, Tesoro Refining and Marketing Company (“TRMC”), a wholly-owned subsidiary of Tesoro Corporation (the “Company” or “Tesoro”), entered into an Agreement to Lease (the “Agreement”) with Thrifty Oil Co. and certain of its affiliates, effective as of August 29, 2011.  TRMC agreed to lease 241 retail fuel centers and convenience stores (“stations”) located primarily in southern California for an aggregate amount of approximately $25 million annually.  Each fuel center lease is for an initial term of ten years, with TRMC scheduled to take possession of the stations in a staggered process, with 193 stations scheduled in 2012 and the remaining 48 stations in 2014.  The parties agree to execute separate leases for the stations as they become available and the term of each lease may be extended by TRMC for up to two additional five-year terms.  The Agreement contains standard terms, including representations, warranties and covenants, and each fuel center lease contains standard lease terms, including a provision for periodic increases in the lease amount based on the consumer price index.

The Press Release announcing the Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above for a description of the Company's obligations under the Agreement.

Item 7.01	Regulation FD Disclosure.

On September 8, 2011, the Company will present to certain investors the information presented in the slides ("Slide Presentation") attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated by reference. The Slide Presentation is also available on our website at www.tsocorp.com.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including the Slide Presentation, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
     (d)   Exhibits.

99.1	Press release issued September 8, 2011 announcing TRMC entering into the Agreement.
99.2	Slide Presentation dated as of September 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 8, 2011

TESORO CORPORATION
By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Press release issued September 8, 2011 announcing TRMC entering into the Agreement.
99.2	Slide Presentation dated as of September 8, 2011.

4